EXHIBIT 4.6

                      ESCROW AGREEMENT AMONG THE COMPANY,
                 COMPUTERSHARE TRUST COMPANY OF CANADA AND THE
                 PRINCIPALS OF THE COMPANY DATED APRIL 30, 2003

                                  FORM 46-201F1
                                ESCROW AGREEMENT

THIS AGREEMENT is made as of the 30th day of April, 2003.

AMONG:

             AMERA RESOURCES CORPORATION, a company duly incorporated under the laws of British Columbia, having its registered and records office at Suite 1750 - 1185 West Georgia Street, Vancouver, British Columbia, V6E 4E6;

             (the "ISSUER")

AND:

             COMPUTERSHARE TRUST COMPANY OF CANADA, of 510 Burrard Street, Vancouver, British Columbia, V6C 3B9

             (the "ESCROW AGENT")

AND:

             EACH OF THE UNDERSIGNED SECURITYHOLDERS OF THE ISSUER

             (a "SECURITYHOLDER" or "YOU")

(collectively, the "PARTIES")

THIS AGREEMENT is being entered into by the Parties under National Policy 46-201 ESCROW FOR INITIAL PUBLIC OFFERINGS (the POLICY) in connection with the proposed distribution (the IPO), by the Issuer, an emerging issuer, of common shares by prospectus.

FOR GOOD AND VALUABLE CONSIDERATION, the Parties agree as follows:

PART 1   ESCROW

1.1      APPOINTMENT OF ESCROW AGENT

The Issuer and the Securityholders appoint the Escrow Agent to act as escrow agent under this Agreement. The Escrow Agent accepts the appointment.

1.2      DEPOSIT OF ESCROW SECURITIES IN ESCROW

(1) You are depositing the securities (ESCROW SECURITIES) listed opposite your name in Schedule "A" with the Escrow Agent to be held in escrow under this Agreement. You will immediately deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of these securities which you have or which you may later receive.

(2)      If you receive any other securities (ADDITIONAL ESCROW SECURITIES):

         (a)      as a dividend or other distribution on escrow securities;

         (b) on the exercise of a right of purchase, conversion or exchange attaching to escrow securities, including securities received on conversion of special warrants;

         (c) on a subdivision, or compulsory or automatic conversion or exchange of escrow securities; or

         (d) from a successor issuer in a business combination, if Part 6 of this Agreement applies,

you will deposit them in escrow with the Escrow Agent. You will deliver or cause to be delivered to the Escrow Agent any share certificates or other evidence of those additional escrow securities. When this Agreement refers to ESCROW SECURITIES, it includes additional escrow securities.

(3) You will immediately deliver to the Escrow Agent any replacement share certificates or other evidence of additional escrow securities issued to you.

1.3      DIRECTION TO ESCROW AGENT

The Issuer and the Securityholders direct the Escrow Agent to hold the escrow securities in escrow until they are released from escrow under this Agreement.

PART 2   RELEASE OF ESCROW SECURITIES

2.1      RELEASE SCHEDULE FOR AN ESTABLISHED ISSUER

2.1.1    USUAL CASE

If the Issuer is an ESTABLISHED ISSUER (as defined in section 3.3 of the Policy) and you have not sold any escrow securities in a permitted secondary offering, your escrow securities will be released as follows:

-----------------------------------------------------------------------------------------------------
On the date the Issuer's securities are listed on a          1/4 of your escrow securities
Canadian exchange (THE LISTING DATE)
-----------------------------------------------------------------------------------------------------
6 months after the listing date                              1/3 of your remaining escrow securities
-----------------------------------------------------------------------------------------------------
12 months after the listing date                             1/2 of your remaining escrow securities
-----------------------------------------------------------------------------------------------------
18 months after the listing date                             your remaining escrow securities
-----------------------------------------------------------------------------------------------------

* In the simplest case, where there are no changes to the escrow securities initially deposited and no additional escrow securities, then the release schedule outlined above results in the escrow securities being released in equal tranches of 25%.

2.1.2    ALTERNATE MEANING OF "LISTING DATE"

If the Issuer is an established issuer, an alternate meaning for LISTING DATE is the date the Issuer completes its IPO if the Issuer's securities are listed on a Canadian exchange immediately before its IPO.

2.1.3    IF THERE IS A PERMITTED SECONDARY OFFERING

(1) If the Issuer is an established issuer and you have sold in a permitted secondary offering 25% or more of your escrow securities, your escrow securities will be released as follows:

-------------------------------------------------------------------------------------------------------------------
For delivery to complete the IPO                             All escrow securities sold by you in the permitted
                                                             secondary offering
-------------------------------------------------------------------------------------------------------------------


                                      -3-

-------------------------------------------------------------------------------------------------------------------
6 months after the listing date                              1/3 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
12 months after the listing date                             1/2 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
18 months after the listing date                             your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------

* In the simplest case, where there are no changes to the remaining escrow securities upon completion of the permitted secondary offering and no additional escrow securities, the release schedule outlined above results in the remaining escrow securities being released in equal tranches of 33 1/3%.

(2) If the Issuer is an established issuer and you have sold in a permitted secondary offering less than 25% of your escrow securities, your escrow securities will be released as follows:

-------------------------------------------------------------------------------------------------------------------
For delivery to complete the IPO                             All escrow securities sold by you in the permitted
                                                             secondary offering
-------------------------------------------------------------------------------------------------------------------
On the listing date                                          1/4 of your original number of escrow securities
                                                             less the escrow securities sold by you in the
                                                             permitted secondary offering
-------------------------------------------------------------------------------------------------------------------
6 months after the listing date                              1/3 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
12 months after the listing date                             1/2 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
18 months after the listing date                             your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------

* In the simplest case, where there are no changes to the remaining escrow securities upon completion of the permitted secondary offering and no additional escrow securities, the release schedule outlined above results in the remaining escrow securities being released in equal tranches of 33 1/3% after completion of the release on the listing date.

2.1.4    ADDITIONAL ESCROW SECURITIES

If you acquire additional escrow securities, those securities will be added to the securities already in escrow, to increase the number of remaining escrow securities. After that, all of the escrow securities will be released in accordance with the applicable release schedule in the tables above.

2.2      RELEASE SCHEDULE FOR AN EMERGING ISSUER

2.2.1    USUAL CASE

If the Issuer is an EMERGING ISSUER (as defined in section 3.3 of the Policy) and you have not sold any escrow securities in a permitted secondary offering, your escrow securities will be released as follows:

------------------------------------------------------------------------------------------------------
On the date the Issuer's securities are listed on a          1/10 of your escrow securities
Canadian exchange (THE LISTING DATE)
------------------------------------------------------------------------------------------------------
6 months after the listing date                              1/6 of your remaining escrow securities
------------------------------------------------------------------------------------------------------
12 months after the listing date                             1/5 of your remaining escrow securities
------------------------------------------------------------------------------------------------------
18 months after the listing date                             1/4 of your remaining escrow securities
------------------------------------------------------------------------------------------------------
24 months after the listing date                             1/3 of your remaining escrow securities
------------------------------------------------------------------------------------------------------
30 months after the listing date                             1/2 of your remaining escrow securities
------------------------------------------------------------------------------------------------------

                                      -4-

------------------------------------------------------------------------------------------------------
36 months after the listing date                             your remaining escrow securities
------------------------------------------------------------------------------------------------------

* In the simplest case, where there are no changes to the escrow securities initially deposited and no additional escrow securities, the release schedule outlined above results in the escrow securities being released in equal tranches of 15% after completion of the release on the listing date.

2.2.2    ALTERNATE MEANING OF "LISTING DATE"

If the Issuer is an emerging issuer, an alternate meaning for LISTING DATE is the date the Issuer completes its IPO if:

(a)      the  Issuer's  securities  are  not  listed  on  a   Canadian  exchange
immediately after its IPO; or

(b) the Issuer's securities are listed on a Canadian exchange immediately before its IPO.

2.2.3    IF THERE IS A PERMITTED SECONDARY OFFERING

(1) If the Issuer is an emerging issuer and you have sold in a permitted secondary offering 10% or more of your escrow securities, your escrow securities will be released as follows:

-------------------------------------------------------------------------------------------------------------------
For delivery to complete the IPO                             All escrow securities sold by you in the permitted
                                                             secondary offering
-------------------------------------------------------------------------------------------------------------------
6 months after the listing date                              1/6 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
12 months after the listing date                             1/5 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
18 months after the listing date                             1/4 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
24 months after the listing date                             1/3 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
30 months after the listing date                             1/2 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
36 months after the listing date                             your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------

* In the simplest case, where there are no changes to the remaining escrow securities upon completion of the permitted secondary offering and no additional escrow securities, the release schedule outlined above results in the remaining escrow securities being released in equal tranches of 16 2/3%.

(2) If the Issuer is an emerging issuer and you have sold in a permitted secondary offering less than 10% of your escrow securities, your escrow securities will be released as follows:

-------------------------------------------------------------------------------------------------------------------
For delivery to complete the IPO                             All escrow securities sold by you in the permitted
                                                             secondary offering
-------------------------------------------------------------------------------------------------------------------
On the listing date                                          1/10 of your original number of escrow securities
                                                             less the escrow securities sold by you in the
                                                             permitted secondary offering
-------------------------------------------------------------------------------------------------------------------
6 months after the listing date                              1/6 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
12 months after the listing date                             1/5 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
18 months after the listing date                             1/4 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
24 months after the listing date                             1/3 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------


                                      -5-


-------------------------------------------------------------------------------------------------------------------
30 months after the listing date                             1/2 of your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------
36 months after the listing date                             your remaining escrow securities
-------------------------------------------------------------------------------------------------------------------

* In the simplest case, where there are no changes to the remaining escrow securities upon completion of the permitted secondary offering and no additional escrow securities, the release schedule outlined above results in the remaining escrow securities being released in equal tranches of 16 2/3% after completion of the release on the listing date.

2.2.4    ADDITIONAL ESCROW SECURITIES

If you acquire additional escrow securities, those securities will be added to the securities already in escrow, to increase the number of remaining escrow securities. After that, all of the escrow securities will be released in accordance with the applicable release schedule in the tables above.

2.3      DELIVERY OF SHARE CERTIFICATES FOR ESCROW SECURITIES

The Escrow Agent will send to each Securityholder any share certificates or other evidence of that Securityholder's escrow securities in the possession of the Escrow Agent released from escrow as soon as reasonably practicable after the release.

2.4      REPLACEMENT CERTIFICATES

If, on the date a Securityholder's escrow securities are to be released, the Escrow Agent holds a share certificate or other evidence representing more escrow securities than are to be released, the Escrow Agent will deliver the share certificate or other evidence to the Issuer or its transfer agent and request replacement share certificates or other evidence. The Issuer will cause replacement share certificates or other evidence to be prepared and delivered to the Escrow Agent. After the Escrow Agent receives the replacement share certificates or other evidence, the Escrow Agent will send to the Securityholder or at the Securityholder's direction, the replacement share certificate or other evidence of the escrow securities released. The Escrow Agent and Issuer will act as soon as reasonably practicable.

2.5      RELEASE UPON DEATH

(1) If a Securityholder dies, the Securityholder's escrow securities will be released from escrow. The Escrow Agent will deliver any share certificates or other evidence of the escrow securities in the possession of the Escrow Agent to the Securityholder's legal representative.

(2)      Prior to delivery the Escrow Agent must receive:

         (a)    a certified copy of the death certificate; and

         (b) any evidence of the legal representative's status that the Escrow Agent may reasonably require.

PART 3   EARLY RELEASE ON CHANGE OF ISSUER STATUS

3.1      BECOMING AN ESTABLISHED ISSUER

If the Issuer is an emerging issuer on the date of this Agreement and, during this Agreement, the Issuer:

(a)      lists its securities on The Toronto Stock Exchange Inc.;

(b)      becomes a TSX Venture Exchange Inc. (TSX VENTURE) Tier 1 issuer; or

(c) lists or quotes its securities on an exchange or market outside Canada that its "principal regulator" under National Policy 43-201 MUTUAL RELIANCE REVIEW SYSTEM FOR PROSPECTUSES AND ANNUAL INFORMATION FORMS (in Quebec under Staff Notice, MUTUAL RELIANCE REVIEW SYSTEM FOR PROSPECTUSES AND ANNUAL INFORMATION FORMS) or, if the Issuer has only filed its IPO prospectus in one jurisdiction, the securities regulator in that jurisdiction, is satisfied has minimum listing requirements at least equal to those of TSX Venture Tier 1, then the Issuer becomes an ESTABLISHED ISSUER.

3.2      RELEASE OF ESCROW SECURITIES

(1) When an emerging issuer becomes an established issuer, the release schedule for its escrow securities changes.

(2) If an emerging issuer becomes an established issuer 18 months or more after its listing date, all escrow securities will be released immediately.

(3) If an emerging issuer becomes an established issuer within 18 months after its listing date, all escrow securities that would have been released to that time, if the Issuer was an established issuer on its listing date, will be released immediately. Remaining escrow securities will be released in equal installments on the day that is 6 months, 12 months and 18 months after the listing date.

3.3      FILING REQUIREMENTS

Escrow securities will not be released under this Part until the Issuer does the following:

(a) at least 20 days before the date of the first release of escrow securities under the new release schedule, files with the securities regulators in the jurisdictions in which it is a reporting issuer:

         (i) a certificate signed by a director or officer of the Issuer authorized to sign stating:

                  (A) that the Issuer has become an established issuer by satisfying one of the conditions in section 3.1 and specifying the condition, and

                  (B) the number of escrow securities to be released on the first release date under the new release schedule, and

         (ii) a copy of a letter or other evidence from the exchange or quotation service confirming that the Issuer has satisfied the condition to become an established issuer; and

(b) at least 10 days before the date of the first release of escrow securities under the new release schedule, issues and files with the securities regulators in the jurisdictions in which it is a reporting issuer a news release disclosing details of the first release of the escrow securities and the change in the release schedule, and sends a copy of such filing to the Escrow Agent.

3.4      AMENDMENT OF RELEASE SCHEDULE

The new release schedule will apply 10 days after the Escrow Agent receives a certificate signed by a director or officer of the Issuer authorized to sign:

(a) stating that the Issuer has become an established issuer by satisfying one of the conditions in section 3.1 and specifying the condition;

(b) stating that the release schedule for the Issuer's escrow securities has changed;

(c) stating that the Issuer has issued a news release at least 10 days before the first release date under the new release schedule and specifying the date that the news release was issued; and

(d)      specifying the new release schedule.

PART 4   DEALING WITH ESCROW SECURITIES

4.1      RESTRICTION ON TRANSFER, ETC.

Unless it is expressly permitted in this Agreement, you will not sell, transfer, assign, mortgage, enter into a derivative transaction concerning, or otherwise deal in any way with your escrow securities or any related share certificates or other evidence of the escrow securities. If a Securityholder is a private company controlled by one or more principals (as defined in section 3.5 of the Policy) of the Issuer, the Securityholder may not participate in a transaction that results in a change of its control or a change in the economic exposure of the principals to the risks of holding escrow securities.

4.2      PLEDGE, MORTGAGE OR CHARGE AS COLLATERAL FOR A LOAN

You may pledge, mortgage or charge your escrow securities to a financial institution as collateral for a loan, provided that no escrow securities or any share certificates or other evidence of escrow securities will be transferred or delivered by the Escrow Agent to the financial institution for this purpose. The loan agreement must provide that the escrow securities will remain in escrow if the lender realizes on the escrow securities to satisfy the loan.

4.3      VOTING OF ESCROW SECURITIES

You may exercise any voting rights attached to your escrow securities.

4.4      DIVIDENDS ON ESCROW SECURITIES

You may receive a dividend or other distribution on your escrow securities, and elect the manner of payment from the standard options offered by the Issuer. If the Escrow Agent receives a dividend or other distribution on your escrow securities, other than additional escrow securities, the Escrow Agent will pay the dividend or other distribution to you on receipt.

4.5      EXERCISE OF OTHER RIGHTS ATTACHING TO ESCROW SECURITIES

You may exercise your rights to exchange or convert your escrow securities in accordance with this Agreement.

PART 5   PERMITTED TRANSFERS WITHIN ESCROW

5.1      TRANSFER TO DIRECTORS AND SENIOR OFFICERS

(1) You may transfer escrow securities within escrow to existing or, upon their appointment, incoming directors or senior officers of the Issuer or any of its material operating subsidiaries, if the Issuer's board of directors has approved the transfer.

(2)      Prior to the transfer the Escrow Agent must receive:

         (a) a certified copy of the resolution of the board of directors of the Issuer approving the transfer;

         (b) a certificate signed by a director or officer of the Issuer authorized to sign, stating that the transfer is to a director or senior officer of the Issuer or a material operating subsidiary and that any required approval from the Canadian exchange the Issuer is listed on has been received;

         (c) an acknowledgment in the form of Schedule "B" signed by the transferee;

         (d) copies of the letters sent to the securities regulators described in subsection (3) accompanying the acknowledgement; and

         (e) a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer's transfer agent.

(3) At least 10 days prior to the transfer, the Issuer will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which it is a reporting issuer.

5.2      TRANSFER TO OTHER PRINCIPALS

(1)      You may transfer escrow securities within escrow:

         (a) to a person or company that before the proposed transfer holds more than 20% of the voting rights attached to the Issuer's outstanding securities; or

         (b)      to a person or company that after the proposed transfer:

                  (i) will hold more than 10% of the voting rights attached to the Issuer's outstanding securities, and

                  (ii) has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating subsidiaries.

(2)      Prior to the transfer the Escrow Agent must receive:

         (a) a certificate signed by a director or officer of the Issuer authorized to sign stating that:

                  (i) the transfer is to a person or company that the officer believes, after reasonable investigation, holds more than 20% of the voting rights attached to the Issuer's outstanding securities before the proposed transfer, or

                  (ii)     the transfer is to a person or company that:

                           (A) the officer believes, after reasonable investigation, will hold more than 10% of the voting rights attached to the Issuer's outstanding securities, and

                           (B) has the right to elect or appoint one or more directors or senior officers of the Issuer or any of its material operating subsidiaries after the proposed transfer, and

                  (iii) any required approval from the Canadian exchange the Issuer is listed on has been received;

         (b) an acknowledgment in the form of Schedule "B" signed by the transferee;

         (c) copies of the letters sent to the securities regulators accompanying the acknowledgement; and

         (d) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent.

(3) At least 10 days prior to the transfer, the Issuer will file a copy of the acknowledgement with the securities regulators in the jurisdictions in which it is a reporting issuer.

5.3      TRANSFER UPON BANKRUPTCY

(1) You may transfer escrow securities within escrow to a trustee in bankruptcy or another person or company entitled to escrow securities on bankruptcy.

(2)      Prior to the transfer, the Escrow Agent must receive:

         (a)     a certified copy of either:

                 (i)      the  assignment   in   bankruptcy   filed   with   the
                          Superintendent of Bankruptcy, or

                 (ii)     the  receiving  order  adjudging  the   Securityholder
                          bankrupt;

         (b) a certified copy of a certificate of appointment of the trustee in bankruptcy;

         (c) a transfer power of attorney, completed and executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

         (d)     an acknowledgment in the form of Schedule "B" signed by:

                 (i)      the trustee in bankruptcy, or

                 (ii) on direction from the trustee, with evidence of that direction attached to the acknowledgment form, another person or company legally entitled to the escrow securities.

(3) Within 10 days after the transfer, the transferee of the escrow securities will file a copy of the acknowledgment with the securities regulators in the jurisdictions in which the Issuer is a reporting issuer.

5.4      TRANSFER  UPON  REALIZATION  OF  PLEDGED,  MORTGAGED  OR CHARGED ESCROW
         SECURITIES

(1) You may transfer within escrow to a financial institution the escrow securities you have pledged, mortgaged or charged under section 4.2 to that financial institution as collateral for a loan on realization of the loan.

(2)      Prior to the transfer the Escrow Agent must receive:

         (a) a statutory declaration of an officer of the financial institution that the financial institution is legally entitled to the escrow securities;

         (b) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

         (c) an acknowledgement in the form of Schedule "B" signed by the financial institution.

(3) Within 10 days after the transfer, the transferee of the escrow securities will file a copy of the acknowledgment with the securities regulators in the jurisdictions in which the Issuer is a reporting issuer.

5.5      TRANSFER TO CERTAIN PLANS AND FUNDS

(1) You may transfer escrow securities within escrow to or between a registered retirement savings plan (RRSP), registered retirement income fund
(RRIF) or other similar registered plan or fund with a trustee, where the annuitant of the RRSP or RRIF, or the beneficiaries of the other registered plan or fund are limited to you and your spouse, children and parents, or, if you are the trustee of such a registered plan or fund, to the annuitant of the RRSP or RRIF, or a beneficiary of the other registered plan or fund, as applicable, or his or her spouse, children and parents.

(2)      Prior to the transfer the Escrow Agent must receive:

         (a) evidence from the trustee of the transferee plan or fund, or the trustee's agent, stating that, to the best of the trustee's knowledge, the annuitant of the RRSP or RRIF, or the beneficiaries of the other registered plan or fund do not include any person or company other than you and your spouse, children and parents;

         (b) a transfer power of attorney, executed by the transferor in accordance with the requirements of the Issuer's transfer agent; and

         (c) an acknowledgement in the form of Schedule "B" signed by the trustee of the plan or fund.

(3) Within 10 days after the transfer, the transferee of the escrow securities will file a copy of the acknowledgment with the securities regulators in the jurisdictions in which the Issuer is a reporting issuer.

5.6      EFFECT OF TRANSFER WITHIN ESCROW

After the transfer of escrow securities within escrow, the escrow securities will remain in escrow and released from escrow under this Agreement as if no transfer has occurred on the same terms that applied before the transfer. The Escrow Agent will not deliver any share certificates or other evidence of the escrow securities to transferees under this Part 5.

PART 6   BUSINESS COMBINATIONS

6.1      BUSINESS COMBINATIONS

This Part applies to the following (BUSINESS COMBINATIONS):

(a) a formal take-over bid for all outstanding equity securities of the Issuer or which, if successful, would result in a change of control of the Issuer;

(b) a formal issuer bid for all outstanding equity securities of the Issuer;

(c)      a statutory arrangement;

(d)      an amalgamation;

(e)      a merger;

(f) a reorganization that has an effect similar to an amalgamation or merger.

6.2      DELIVERY TO ESCROW AGENT

You may tender your escrow securities to a person or company in a business combination. At least five business days prior to the date the escrow securities must be tendered under the business combination, you must deliver to the Escrow
Agent:

(a) a written direction signed by you that directs the Escrow Agent to deliver to the depositary under the business combination any share certificates or other evidence of the escrow securities and a completed and executed cover letter or similar document and, where required, transfer power of attorney completed and executed for transfer in accordance with the requirements of the depositary, and any other documentation specified or provided by you and required to be delivered to the depositary under the business combination; and

(b) any other information concerning the business combination as the Escrow Agent may reasonably request.

6.3      DELIVERY TO DEPOSITARY

As soon as reasonably practicable, and in any event no later than three business days after the Escrow Agent receives the documents and information required under section 6.2, the Escrow Agent will deliver to the depositary, in accordance with the direction, any share certificates or other evidence of the escrow securities, and a letter addressed to the depositary that:

(a)      identifies the escrow securities that are being tendered;

(b)      states that the escrow securities are held in escrow;

(c) states that the escrow securities are delivered only for the purposes of the business combination and that they will be released from escrow only after the Escrow Agent receives the information described in section 6.4;

(d) if any share certificates or other evidence of the escrow securities have been delivered to the depositary, requires the depositary to return to the Escrow Agent, as soon as practicable, any share certificates or other evidence of escrow securities that are not released from escrow into the business combination; and

(e) where applicable, requires the depositary to deliver or cause to be delivered to the Escrow Agent, as soon as practicable, any share certificates or other evidence of additional escrow securities that you acquire under the business combination.

6.4      RELEASE OF ESCROW SECURITIES TO DEPOSITARY

The Escrow Agent will release from escrow the tendered escrow securities when the Escrow Agent receives a declaration signed by the depositary or, if the direction identifies the depositary as acting on behalf of another person or company in respect of the business combination, by that other person or company, that:

(a) the terms and conditions of the business combination have been met or waived; and

(b) the escrow securities have either been taken up and paid for or are subject to an unconditional obligation to be taken up and paid for under the business combination.

6.5      ESCROW OF NEW SECURITIES

If you receive securities (NEW SECURITIES) of another issuer (SUCCESSOR ISSUER) in exchange for your escrow securities, the new securities will be subject to escrow in substitution for the tendered escrow securities if, immediately after completion of the business combination:

(a) the successor issuer is not an EXEMPT ISSUER (as defined in section 3.2 of the Policy);

(b) you are a PRINCIPAL (as defined in section 3.5 of the Policy) of the successor issuer; and

(c) you hold more than 1% of the voting rights attached to the successor issuer's outstanding securities. (In calculating this percentage, include securities that may be issued to you under outstanding convertible securities in both your securities and the total securities outstanding.)

6.6      RELEASE FROM ESCROW OF NEW SECURITIES

(1)       As soon as reasonably practicable after the Escrow Agent receives:

         (a) a certificate from the successor issuer signed by a director or officer of the successor issuer authorized to sign:

                  (i) stating that it is a successor issuer to the Issuer as a result of a business combination and whether it is an emerging issuer or an established issuer under the Policy, and

                  (ii) listing the Securityholders whose new securities are subject to escrow under section 6.5,

the escrow securities of the Securityholders whose new securities are not subject to escrow under section 6.5 will be released, and the Escrow Agent will send any share certificates or other evidence of the escrow securities in the possession of the Escrow Agent in accordance with section 2.3.

(2) If your new securities are subject to escrow, unless subsection (3) applies, the Escrow Agent will hold your new securities in escrow on the same terms and conditions, including release dates, as applied to the escrow securities that you exchanged.

(3)      If the Issuer is:

         (a) an emerging issuer, the successor issuer is an established issuer, and the business combination occurs 18 months or more after the Issuer's listing date, all escrow securities will be released immediately; and

         (b) an emerging issuer, the successor issuer is an established issuer, and the business combination occurs within 18 months after the Issuer's listing date, all escrow securities that would have been released to that time, if the Issuer was an established issuer on its listing date, will be released immediately. Remaining escrow securities will be released in equal instalments on the day that is 6 months, 12 months and 18 months after the Issuer's listing date.

PART 7   RESIGNATION OF ESCROW AGENT

7.1      RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent, the Escrow Agent will give written notice to the Issuer.

(2) If the Issuer wishes to terminate the Escrow Agent as escrow agent, the Issuer will give written notice to the Escrow Agent.

(3) If the Escrow Agent resigns or is terminated, the Issuer will be responsible for ensuring that the Escrow Agent is replaced not later than the resignation or termination date by another escrow agent that is acceptable to the securities regulators having jurisdiction in the matter and that has accepted such appointment, which appointment will be binding on the Issuer and the Securityholders.

(4) The resignation or termination of the Escrow Agent will be effective, and the Escrow Agent will cease to be bound by this Agreement, on the date that is 60 days after the date of receipt of the notices referred to above by the Escrow Agent or Issuer, as applicable, or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation or termination date"), provided that the resignation or termination date will not be less than 10 business days before a release date.

(5) If the Issuer has not appointed a successor escrow agent within 60 days of the resignation or termination date, the Escrow Agent will apply, at the Issuer's expense, to a court of competent jurisdiction for the appointment of a successor escrow agent, and the duties and responsibilities of the Escrow Agent will cease immediately upon such appointment.

(6) On any new appointment under this section, the successor Escrow Agent will be vested with the same powers, rights, duties and obligations as if it had been originally named herein as Escrow Agent, without any further assurance, conveyance, act or deed. The predecessor Escrow Agent, upon receipt of payment for any outstanding account for its services and expenses then unpaid, will transfer, deliver and pay over to the successor Escrow Agent, who will be entitled to receive, all securities, records or other property on deposit with the predecessor Escrow Agent in relation to this Agreement and the predecessor Escrow Agent will thereupon be discharged as Escrow Agent.

(7) If any changes are made to Part 8 of this Agreement as a result of the appointment of the successor Escrow Agent, those changes must not be inconsistent with the Policy and the terms of this Agreement and the Issuer to this Agreement will file a copy of the new Agreement with the securities regulators with jurisdiction over this Agreement and the escrow securities.

PART 8   OTHER CONTRACTUAL ARRANGEMENTS

8.1      ESCROW AGENT NOT A TRUSTEE

The Escrow Agent accepts duties and responsibilities under this Agreement, and the escrow securities and any share certificates or other evidence of these securities, solely as a custodian, bailee and agent. No trust is intended to be, or is or will be, created hereby and the Escrow Agent shall owe no duties hereunder as a trustee.

8.2      ESCROW AGENT NOT RESPONSIBLE FOR GENUINENESS

The Escrow Agent will not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any escrow security deposited with it.

8.3      ESCROW AGENT NOT RESPONSIBLE FOR FURNISHED INFORMATION

The Escrow Agent will have no responsibility for seeking, obtaining, compiling, preparing or determining the accuracy of any information or document, including the representative capacity in which a party purports to act, that the Escrow Agent receives as a condition to a release from escrow or a transfer of escrow securities within escrow under this Agreement.

8.4      ESCROW AGENT NOT RESPONSIBLE AFTER RELEASE

The Escrow Agent will have no responsibility for escrow securities that it has released to a Securityholder or at a Securityholder's direction according to this Agreement.

8.5      INDEMNIFICATION OF ESCROW AGENT

The Issuer and each Securityholder hereby jointly and severally agree to indemnify and hold harmless the Escrow Agent, its affiliates, and their current and former directors, officers, employees and agents from and against any and all claims, demands, losses, penalties, costs, expenses, fees and liabilities, including, without limitation, legal fees and expenses, directly or indirectly arising out of, in connection with, or in respect of, this Agreement, except where same result directly and principally from gross negligence, wilful misconduct or bad faith on the part of the Escrow Agent. This indemnity survives the release of the escrow securities, the resignation or termination of the Escrow Agreement and the termination of this Agreement.

8.6      ADDITIONAL PROVISIONS

(1) The Escrow Agent will be protected in acting and relying reasonably upon any notice, direction, instruction, order, certificate, confirmation, request, waiver, consent, receipt, statutory declaration or other paper or document (collectively referred to as "Documents") furnished to it and purportedly signed by any officer or person required to or entitled to execute and deliver to the Escrow Agent any such Document in connection with this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth or accuracy of any information therein contained, which it in good faith believes to be genuine.

(2) The Escrow Agent will not be bound by any notice of a claim or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement unless received by it in writing, and signed by the other Parties and approved by the securities regulators with jurisdiction as set out in section 11.3, and, if the duties or indemnification of the Escrow Agent in this Agreement are affected, unless it has given its prior written consent.

(3) The Escrow Agent may consult with or retain such legal counsel and advisors as it may reasonably require for the purpose of discharging its duties or determining its rights under this Agreement and may rely and act upon the advice of such counsel or advisor. The Escrow Agent will give written notice to the Issuer as soon as practicable that it has retained legal counsel or other advisors. The Issuer will pay or reimburse the Escrow Agent for any reasonable fees, expenses and disbursements of such counsel or advisors.

(4) In the event of any disagreement arising under the terms of this Agreement, the Escrow Agent will be entitled, at its option, to refuse to comply with any and all demands whatsoever until the dispute is settled either by a written agreement among the Parties or by a court of competent jurisdiction.

(5) The Escrow Agent will have no duties or responsibilities except as expressly provided in this Agreement and will have no duty or responsibility under the Policy or arising under any other agreement, including any agreement referred to in this Agreement, to which the Escrow Agreement is not a party.

(6) The Escrow Agent will have the right not to act and will not be liable for refusing to act unless it has received clear and reasonable documentation that complies with the terms of this Agreement. Such documentation must not require the exercise of any discretion or independent judgment.

(7) The Escrow Agent is authorized to cancel any share certificate delivered to it and hold such Securityholder's escrow securities in electronic, or uncertificated form only, pending release of such securities from escrow.

(8) The Escrow Agent will have no responsibility with respect to any escrow securities in respect of which no share certificate or other evidence or electronic or uncertificated form of these securities has been delivered to it, or otherwise received by it.

8.7      LIMITATION OF LIABILITY OF ESCROW AGENT

The Escrow Agent will not be liable to any of the Parties hereunder for any action taken or omitted to be taken by it under or in connection with this Agreement, except for losses directly, principally and immediately caused by its bad faith, wilful misconduct or gross negligence. Under no circumstances will the Escrow Agent be liable for any special, indirect, incidental, consequential, exemplary aggravated or punitive losses or damages hereunder, including any loss of profits, whether foreseeable or unforeseeable. Notwithstanding the foregoing or any other provision of this Agreement, in no event will the collective liability of the Escrow Agent under or in connection with this Agreement to any one or more Parties, except for losses directly caused by its bad faith or wilful misconduct, exceed the amount of its annual fees under this Agreement or the amount of three thousand dollars ($3,000), whichever amount shall be greater.

8.8      REMUNERATION OF ESCROW AGENT

The Issuer will pay the Escrow Agent reasonable remuneration for its services under this Agreement, which fees are subject to revision from time to time on 30 days' written notice. The Issuer will reimburse the Escrow Agent for its expenses and disbursements. Any amount due under this section and unpaid 30 days after request for such payment, will bear interest from the expiration of such period at a rate per annum equal to the then current rate charged by the Escrow Agent, payable on demand.

PART 9   NOTICES

9.1      NOTICE TO ESCROW AGENT

Documents will be considered to have been delivered to the Escrow Agent on the next business day following the date of transmission, if delivered by faxs, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

         Computershare Trust Company of Canada
         510 Burrard Street
         Vancouver, B.C.
         V6C 3B9

         Attention: Manager, Client Services
         (Phone: (604) 661-9400; Fax: (604) 683-3694)

9.2      NOTICE TO ISSUER

Documents will be considered to have been delivered to the Issuer on the next business day following the date of transmission, if delivered by faxs, the date of delivery, if delivered by hand during normal business hours or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the following:

         Amera Resources Corporation
         Suite 709 - 837 West Hastings Street
         Vancouver, B.C.   V6C 3N6

         Attention:  Mr. Nikolaos Cacos
         (Phone: (604) 687-1828; Faxs (604) 687-1858)

9.3      DELIVERIES TO SECURITYHOLDERS

Documents will be considered to have been delivered to a Securityholder on the date of delivery, if delivered by hand or by prepaid courier, or 5 business days after the date of mailing, if delivered by mail, to the address on the Issuer's share register.

Any share certificates or other evidence of a Securityholder's escrow securities will be sent to the Securityholder's address on the Issuer's share register unless the Securityholder has advised the Escrow Agent in writing otherwise at least ten business days before the escrow securities are released from escrow. The Issuer will provide the Escrow Agent with each Securityholder's address as listed on the Issuer's share register.

9.4      CHANGE OF ADDRESS

(1) The Escrow Agent may change its address for delivery by delivering notice of the change of address to the Issuer and to each Securityholder.

(2) The Issuer may change its address for delivery by delivering notice of the change of address to the Escrow Agent and to each Securityholder.

(3) A Securityholder may change that Securityholder's address for delivery by delivering notice of the change of address to the Issuer and to the Escrow Agent.

9.5      POSTAL INTERRUPTION

A Party to this Agreement will not mail a document it is required to mail under this Agreement if the Party is aware of an actual or impending disruption of postal service.

PART 10  GENERAL

10.1     INTERPRETATION - "HOLDING SECURITIES"

When this Agreement refers to securities that a Securityholder "holds", it means that the Securityholder has direct or indirect beneficial ownership of, or control or direction over, the securities.

10.2     FURTHER ASSURANCES

The Parties will execute and deliver any further documents and perform any further acts reasonably requested by any of the Parties to this Agreement which are necessary to carry out the intent of this Agreement.

10.3     TIME

Time is of the essence of this Agreement.

10.4     INCOMPLETE IPO

If the Issuer does not complete its IPO and has become a reporting issuer in one or more jurisdictions because it has obtained a receipt for its IPO prospectus, this Agreement will remain in effect until the securities regulators in those jurisdictions order that the Issuer has ceased to be a reporting issuer.

10.5     GOVERNING LAWS

The laws of British Columbia (the "Principal Regulator") and the applicable laws of Canada will govern this Agreement.

10.6     JURISDICTION

The securities regulator in each jurisdiction where the Issuer files its IPO prospectus has jurisdiction over this Agreement and the escrow securities.

10.7     CONSENT OF SECURITIES REGULATORS TO AMENDMENT

Except for amendments made under Part 3, the securities regulators with jurisdiction must approve any amendment to this Agreement and will apply mutual reliance principles in reviewing any amendments that are filed with them. Therefore, the consent of the Principal Regulator will evidence the consent of all securities regulators with jurisdiction.

10.8     COUNTERPARTS

The Parties may execute this Agreement by faxs and in counterparts, each of which will be considered an original and all of which will be one agreement.

10.9     SINGULAR AND PLURAL

Wherever a singular expression is used in this Agreement, that expression is considered as including the plural or the body corporate where required by the context.

10.10    LANGUAGE

This Agreement has been drawn up in the English language at the request of all Parties. Cette convention a ete redige en anglais a la demande de toutes les Parties.

10.11    BENEFIT AND BINDING EFFECT

This Agreement will benefit and bind the Parties and their heirs, executors, administrators, successors and permitted assigns and all persons claiming through them as if they had been a Party to this Agreement.

10.12    ENTIRE AGREEMENT

This is the entire agreement among the Parties concerning the subject matter set out in this Agreement and supersedes any and all prior understandings and agreements.

10.13    SUCCESSOR TO ESCROW AGENT

Any corporation with which the Escrow Agent may be amalgamated, merged or consolidated, or any corporation succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent under this Agreement without any further act on its part or on the part or any of the Parties, provided that the successor is recognized as a transfer agent by the Canadian exchange the Issuer is listed on (or if the Issuer is not listed on a Canadian exchange, by any Canadian exchange) and notice is given to the securities regulators with jurisdiction.

The Parties have executed and delivered this Agreement as of the date set out above.

THE COMMON SEAL OF AMERA RESOURCES CORPORATION    )
was hereunto affixed in the presence of:          )
                                                  )
/s/ Nikolaos Cacos                                )
--------------------------------------            )
Authorized Signatory                              )             C/S
                                                  )
/s/ Robert Coltura                                )
--------------------------------------            )
Authorized Signatory                              )




THE COMMON SEAL OF COMPUTERSHARE TRUST COMPANY    )
OF CANADA was hereunto affixed in the presence of:)
                                                  )
/s/ Margaret Au                                   )
--------------------------------------            )
Authorized Signatory                              )             C/S
                                                  )
/s/ Chad Emnace                                   )
--------------------------------------            )
Authorized Signatory                              )
                                                  )



SIGNED, SEALED AND DELIVERED by NIKOLAOS CACOS    )
in the presence of:                               )
                                                  )
/s/ Robert Coltura                                )
---------------------------------------           )
Signature                                         )   /s/ Nikolaos Cacos
9285 203 B Street                                 )
---------------------------------------           )   --------------------------
Address                                           )   NIKOLAOS CACOS
Lamley B.C. V1M 2G9                               )
---------------------------------------           )
                                                  )
Businessman                                       )
---------------------------------------           )
Occupation                                        )




SIGNED, SEALED AND DELIVERED by ROBERT COLTURA    )
in the presence of:                               )
                                                  )
/s/ Nikolaos Cacos                                )
---------------------------------------           )
Signature                                         )   /s/ Robert Coltura
2507 - 1408 Strathmore Mews                       )
---------------------------------------           )   --------------------------
Address                                           )   ROBERT COLTURA
Vancouver, B.C. V6Z 3A9                           )
---------------------------------------           )
                                                  )
Businessman                                       )
---------------------------------------           )
Occupation                                        )

SIGNED, SEALED AND DELIVERED by JERRY A. MINNI    )
in the presence of:                               )
                                                  )
/s/ Christine Peters                              )
---------------------------------------           )
Signature                                         )   /s/ Jerry A. Minni
312-5800 Cooley Rd.                               )
---------------------------------------           )   --------------------------
Address                                           )   JERRY A. MINNI
Richmond, B.C.  V6X 3A8                           )
---------------------------------------           )
                                                  )
Receptionist                                      )
---------------------------------------           )
Occupation                                        )




SIGNED, SEALED AND DELIVERED by BRUNO FACCIN      )
in the presence of:                               )
                                                  )
/s/ Nikolaos Cacos                                )
--------------------------------------            )
Signature                                         )  /s/ Bruno Faccin
2507 - 1408 Strathore Mews                        )
--------------------------------------            )  ---------------------------
Address                                           )  BRUNO FACCIN
Vancouver, B.C.  V6Z 3A9                          )
--------------------------------------            )
                                                  )
Businessman                                       )
--------------------------------------            )
Occupation                                        )




SIGNED, SEALED AND DELIVERED by SUSANA SUELDO     )
in the presence of:                               )
                                                  )
/s/ Nikolaos Cacos                                )
---------------------------------------           )
Signature                                         )   /s/ Susana Sueldo
2507 - 1408 Strathmore Mews                       )
---------------------------------------           )   --------------------------
Address                                           )   SUSANA SUELDO
Vancouver, B.C.  V6Z 3A9                          )
---------------------------------------           )
                                                  )
Businessman                                       )
---------------------------------------           )
Occupation                                        )




SIGNED, SEALED AND DELIVERED by SEAN HURD         )
in the presence of:                               )
                                                  )
/s/ Nikolaos Cacos                                )
---------------------------------------           )
Signature                                         )   /s/ Sean Hurd
2507 - 1408 Strathmore Mews                       )
---------------------------------------           )   --------------------------
Address                                           )   SEAN HURD
Vancouver, B.C.  V6Z 3A9                          )
---------------------------------------           )
                                                  )
Businessman                                       )
---------------------------------------           )
Occupation                                        )

SIGNED, SEALED AND DELIVERED by ALFIE COLUCCI     )
in the presence of:                               )
                                                  )
/s/ Brian Coltura                                 )
---------------------------------------           )
Signature                                         )   /s/ Alfie Colucci
2313 Sentinel Drive                               )
---------------------------------------           )   --------------------------
Address                                           )   ALFIE COLUCCI
Abbotsford, B.C.                                  )
---------------------------------------           )
                                                  )
Businessman (retired)                             )
---------------------------------------           )
Occupation                                        )




SIGNED, SEALED AND DELIVERED by ANGELO COLUCCI    )
in the presence of:                               )
                                                  )
/s/ Brian Coltura                                 )
---------------------------------------           )
Signature                                         )   /s/ Angelo Colucci
2313 Sentinel Drive                               )
---------------------------------------           )   --------------------------
Address                                           )   ANGELO COLUCCI
Abbotsford, B.C.                                  )
---------------------------------------           )
                                                  )
Businessman (retired)                             )
---------------------------------------           )
Occupation                                        )




SIGNED, SEALED AND DELIVERED by EVELYN GROSSO     )
in the presence of:                               )
                                                  )
/s/ Nikolaos Cacos                                )
---------------------------------------           )
Signature                                         )   /s/ Evelyn Grosso
2507 - 1408 Strathmore Mews                       )
---------------------------------------           )   --------------------------
Address                                           )   EVELYN GROSSO
Vancouver, B.C.  V6Z 3A9                          )
---------------------------------------           )
                                                  )
Businessman                                       )
---------------------------------------           )
Occupation                                        )




SIGNED, SEALED AND DELIVERED by JOSEPH J. GROSSO  )
in the presence of:                               )
                                                  )
/s/ Nikolaos Cacos                                )
---------------------------------------           )
Signature                                         )   /s/ Joseph J. Grosso
2507 - 1408 Strathmore Mews                       )
---------------------------------------           )   --------------------------
Address                                           )   JOSEPH J. GROSSO
Vancouver, B.C.  V6Z 3A9                          )
---------------------------------------           )
                                                  )
Businessman                                       )
---------------------------------------           )
Occupation                                        )

SIGNED, SEALED AND DELIVERED by ORIANNA MAIORANO   )
in the presence of:                                )
                                                   )
/s/ Joyce Patton                                   )
---------------------------------------            )
Signature                                          )   /s/ Orianna Maiorano
961 Cawisham Road                                  )
---------------------------------------            )   -------------------------
Address                                            )   ORIANNA MAIORANO
Victoria, B.C.                                     )
---------------------------------------            )
                                                   )
Housewife                                          )
---------------------------------------            )
Occupation                                         )




SIGNED, SEALED AND DELIVERED by VINCE MAIORANO     )
in the presence of:                                )
                                                   )
/s/ John Mace                                      )
---------------------------------------            )
Signature                                          )   /s/ Vince Maiorano
612 View St.                                       )
---------------------------------------            )   -------------------------
Address                                            )   VINCE MAIORANO
Victoria, B.C.                                     )
---------------------------------------            )
                                                   )
Accountant                                         )
---------------------------------------            )
Occupation                                         )




SIGNED, SEALED AND DELIVERED by MARIANNA DE SIMONE )
in the presence of:                                )
                                                   )
/s/ Carla Notario                                  )
---------------------------------------            )
Signature                                          )   /s/ Marianna de Simone
Via A. Pecri 18                                    )
---------------------------------------            )   -------------------------
Address                                            )   MARIANNA DE SIMONE
Rome, Italy                                        )
---------------------------------------            )
                                                   )
Housewife                                          )
---------------------------------------            )
Occupation                                         )




SIGNED, SEALED AND DELIVERED by ASPASIA MICHOULAS  )
in the presence of:                                )
                                                   )
/s/ Nikolaos Cacos                                 )
---------------------------------------            )
Signature                                          )   /s/ Aspasia Michoulas
2507 - 1408 Strathmore Mews                        )
---------------------------------------            )   -------------------------
Address                                            )   ASPASIA MICHOULAS
Vancouver, B.C.  V6Z 3A9                           )
---------------------------------------            )
                                                   )
Businessman                                        )
---------------------------------------            )
Occupation                                         )

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Nikolaos Cacos
                  Suite 2507 - 1408 Strathmore Mews N.
                  Vancouver, B.C.
                  V6Z 3A9

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION               NUMBER         CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                     644,502         Not applicable
--------------------------------------------------------------------------------

Special Warrants convertible      217,918         Not applicable
into Common Shares
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Robert Coltura
                  9285 - 203 B Street
                  Langley, B.C.
                  V1M 2L9

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION               NUMBER         CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                      92,915         Not applicable
--------------------------------------------------------------------------------

Special Warrants convertible       31,417         Not applicable
into Common Shares
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Jerry A. Minni
                  Suite 1104 - 750 West Pender Street
                  Vancouver, B.C.
                  V6C 2T8

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION              NUMBER          CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                     97,561          Not applicable
--------------------------------------------------------------------------------

Special Warrants convertible      32,988          Not applicable
into Common Shares
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Bruno Faccin
                  1582 Blaine Avenue
                  Burnaby, B.C.
                  V5A 2L8

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION         NUMBER              CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares               375,941              Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Susana Sueldo
                  105 - 585 Austin Avenue
                  Coquitlam, B.C.
                  V3K 3N2


SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION         NUMBER            CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                45,993            Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Sean Hurd
                  Suite 101 2028 West 11th Ave
                  Vancouver, B.C.
                  V6J 2C9

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION           NUMBER            CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                 111,499            Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Alfie Colucci
                  401 - 90 Bainbridge Ave
                  Woodbridge, Ont.
                  L4L 8T6

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION          NUMBER             CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                 375,942            Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Angelo Colucci
                  401 - 90 Bainbridge Ave
                  Woodbridge, Ont.
                  L4L 8T6

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION             NUMBER          CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                    375,942         Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Evelyn Grosso
                  3860 Moscrop Street
                  Burnaby, B.C.
                  V5G 2C9

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION           NUMBER           CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                  375,941          Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Joseph J. Grosso
                  3860 Moscrop Street
                  Burnaby, B.C.
                  V5G 2C9

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION          NUMBER         CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                 375,941        Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Orianna Maiorano
                  Suite 406 1138 View Street
                  Victoria, B.C.
                  V8V 3M1

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION            NUMBER        CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                  375,941        Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Vince Maiorano
                  961 Cowichan Street
                  Victoria, B.C.
                  V8S 4E5

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION             NUMBER         CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                   375,941         Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Marianna De Simone
                  Via Giupseepe Pecci N 15
                  Rome, Italy 00165

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION             NUMBER          CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Common Shares                   375,941          Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "A" TO ESCROW AGREEMENT



SECURITYHOLDER

NAME:             Aspasia Michoulas
                  Suite 2507 - 1408 Strathmore Mews N.
                  Vancouver, B.C.
                  V6Z 3A9

SECURITIES:

--------------------------------------------------------------------------------

CLASS OR DESCRIPTION           NUMBER           CERTIFICATE(S) (IF APPLICABLE)
--------------------------------------------------------------------------------

Special Warrants               67,000           Not applicable
--------------------------------------------------------------------------------

                        SCHEDULE "B" TO ESCROW AGREEMENT


                    ACKNOWLEDGMENT AND AGREEMENT TO BE BOUND


I acknowledge that the securities listed in the attached Schedule "A" (the "escrow securities") have been or will be transferred to me and that the escrow securities are subject to an Escrow Agreement dated _________________________ (the "Escrow Agreement").

For other good and valuable consideration, I agree to be bound by the Escrow Agreement in respect of the escrow securities, as if I were an original signatory to the Escrow Agreement.

Dated at ____________________________________ on _____________________.


Where the transferee is an individual:




Signed, sealed and delivered by [TRANSFEREE] in the  )
presence of:                                         )
                                                     )
                                                     )
--------------------------------------               )
Signature of Witness                                 )   -----------------------
                                                     )   [TRANSFEREE]
                                                     )
--------------------------------------               )
Name of Witness                                      )
                                                     )





Where the transferee is not an individual:

[TRANSFEREE]


------------------------------------
Authorized signatory


------------------------------------
Authorized signatory